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                                                                   EXHIBIT 10.15


                                  AMENDMENT TO
                              INFOCURE CORPORATION
                             1996 STOCK OPTION PLAN


     Pursuant to the power reserved in Section VIII of the InfoCure Corporation 1996 Stock Option Plan and in connection with the approval granted by the shareholders of InfoCure Corporation, Section V, Available Shares and Stock Adjustments, is hereby amended to delete "1,125,000" from the first sentence thereof and to insert in its place "3,000,000."


     This Amendment to the InfoCure Corporation 1996 Stock Option Plan shall be effective as of the date that the shareholders of InfoCure Corporation adopted the Amendment to the Plan.


                                       INFOCURE CORPORATION


                                       By: /s/ James K. Price
                                          --------------------------------------
                                          James K. Price
                                          Executive Vice President and Secretary

                                       Date: March 30, 2000